UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 20, 2006

Exide Technologies
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-11263	23-0552730
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

13000 Deerfield Parkway, Building 200, Alpharetta, Georgia		30004
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(678) 566-9000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On January 6, 2006, the Company announced that Phillip A. Damaska was assuming the chief financial officer responsibilities of the Company while the Company completes the process of selecting a permanent Chief Financial Officer. On January 20, 2006, the Board of Directors appointed Phillip A. Damaska Acting Chief Financial Officer. The Company expects to complete its process of electing a Chief Financial Officer shortly.

Item 8.01 Other Events.

The Company is in discussions with the lenders under its senior credit agreement regarding obtaining a sixth amendment thereto. The proposed form of amendment being distributed to the lenders is attached to this Report as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 Proposed Sixth Amendment to Credit Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Exide Technologies

January 25, 2006	By:	Phillip A. Damaska

Name: Phillip A. Damaska
Title: Acting Chief Financial Officer and Vice President, Corporate Controller

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Exhibit Index

Exhibit No.	Description

99.1	Proposed Sixth Amendment to Credit Agreement